Exhibit 10.1

2012 RECEIVER AGREEMENT

This 2012 Receiver Agreement (“Agreement”) is entered into as of this 1st day of January, 2012 (the “Effective Date”), by and between EchoStar Technologies L.L.C. (“ETLLC”), having a principal place of business at 100 Inverness Terrace East, Englewood CO, 80112 and EchoSphere L.L.C. (“Licensee”), having a principal place of business at 9601 S. Meridian Blvd., Englewood CO 80112.

INTRODUCTION

A.                                   ETLLC has developed a proprietary Digital Satellite Receiver (as defined in Section 1.4 below) for use in conjunction with the DISH service, a digital direct broadcast satellite (“DBS”) programming service network owned and operated by Affiliates of Licensee in the United States (the “DISH Service”).

B.                               Licensee is a distributor of consumer electronics products and desires to purchase OEM Products (as defined in Section 1.36 below) from ETLLC solely for distribution and sale in connection with the DISH Service in the Territory (as defined in Section 1.46 below).

C.                               ETLLC is willing to sell OEM Products to Licensee for such purposes, subject to and in accordance with the terms and conditions set forth below.

D.                              ETLLC and Licensee previously entered into that certain “Receiver Agreement” effective January 1, 2008 (as thereafter amended) (the “Prior Receiver Agreement”) pursuant to which the parties placed Purchase Orders (as defined in the Prior Receiver Agreement) for OEM Product (as defined in the Prior Receiver Agreement) from January 1, 2008 to December 31, 2011. The Prior Receiver Agreement will expire pursuant to its terms on December 31, 2011.  The parties now desire to enter into this Agreement whereby OEM Products purchased pursuant to purchase orders on or after January 1, 2012 will be governed by this Agreement, as set forth in Section 13.5 of this Agreement.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                      DEFINITIONS

In addition to any other defined terms in this Agreement and except as otherwise expressly provided for in this Agreement, the following terms shall have the following meanings:

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

1.1                                 “Accessories” means: (i) an antenna, LNB, feedhorn, feedarm, and other equipment necessary to bring a satellite signal into the home; or (ii) remote control devices for Digital Satellite Receivers, as such components may change from time to time in ETLLC’s sole discretion.

1.2                                 “Affected Party” shall have the meaning set forth in Section 10.2.

1.3                                 “Affiliate” means, with respect to a party to this Agreement, any person or entity directly or indirectly controlling, controlled by or under common control with such party provided that, solely for purposes hereof, DISH Network Corporation and its subsidiaries shall not be considered Affiliates of EchoStar Corporation and its subsidiaries, and EchoStar Corporation and its subsidiaries shall not be considered Affiliates of DISH Network Corporation and its subsidiaries.

1. 4                              “Agreement” shall have the meaning set forth in the introductory paragraph.***

1.6                                 “Approved OEM Brand Name” means those Licensee Marks, which have been approved in writing by ETLLC (which approval shall not be unreasonably withheld), for placement on the bezel (front panel) of OEM Products and packaging therefor in accordance with the trademark usage guidelines (or as otherwise mutually agreed) of both Licensee and ETLLC.***

1.8                                 “Business Day” means any day ending at 11:59 p.m. (Mountain Time) other than a Saturday or Sunday or a day on which commercial banks located in Denver, Colorado, are authorized or required to close.***

1.10                           “Covered Component” shall have the meaning set forth in Section 13.3.

1.11                           “Digital Converter Box” means a digital-to-analog converter box manufactured by or on behalf of ETLLC, which as of the Effective Date includes the “TR-40” digital converter box and the “TR-50” digital converter box and shall include such additional digital converter box models as mutually agreed between the Parties.

1.12                           “Digital Satellite Receiver” means a digital satellite receiver/decoder for use in connection with direct to home satellite programming services (including any related components), whether stand alone or incorporated into another product (i.e., a television or VCR), which may include Accessories.  For clarity and the avoidance of doubt, Existing Receivers, K Version Receivers and New Receivers are all Digital Satellite Receivers.

1.13                           “DBS” shall have the meaning set forth in the introduction.

1. 14                        “DISH Service” shall have the meaning set forth in the introduction.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

1. 15                        “DISH System” means a Digital Satellite Receiver manufactured by or on behalf of ETLLC solely for use in connection with, and compatible with the specifications of, the DISH Service.***

1.17                           “ETLLC” shall have the meaning set forth in the introductory paragraph.

1. 18                        “ETLLC Group” shall have the meaning set forth in Section 13.1.1.

1.19                           “ETLLC Marks” means those trademarks, service marks or trade names owned by ETLLC or for which ETLLC has the right to grant a sublicense, as such ETLLC Marks may change from time to time in ETLLC’s discretion.

1.20                           “ETLLC System Architecture” means the software, system architecture, and conditional access system that ETLLC commonly deploys in its Digital Satellite Receivers.

1. 21                        “Excess Inventory” shall have the meaning set forth in Section 5.7.

1.22                           “Existing Digital Satellite Receiver” or “Existing Receiver” means those Digital Satellite Receivers set forth in Section 1 of Schedule 1.

1. 23                        “Force Majeure” shall have the meaning set forth in Section 14.8.

1. 24                        “Forecast” shall have the meaning set forth in Section 5.1. ***

1. 26                        “Initial Term” shall have the meaning set forth in Section 10.1.

1.27                           “Indemnified Party” shall have the meaning set forth in Section 13.4.1.

1. 28                        “Indemnifying Party” shall have the meaning set forth in Section 13.4.1.

1.29                           “Intellectual Property” means all patents, copyrights, design rights, trademarks, service marks, trade secrets, know-how and any other intellectual or industrial property rights (whether registered or unregistered) and all applications for the same owned or controlled by ETLLC or Licensee, as the case may be, anywhere in the world.

1. 30                        ‘K Version Receiver” shall mean: (i) those Digital Satellite Receivers set forth in Section 3 of Schedule 1; and (ii) those future Digital Satellite Receivers with modifications to*** as are mutually agreed by the parties from time to time.

1.31                           “Licensee” shall have the meaning set forth in the introductory paragraph.

1.33                           “Licensee Group” shall have the meaning set forth in Section 13.1.2.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

1.34                           “Licensee Marks” means the trademarks or trade names owned by Licensee, or for which Licensee has a license to use or the right to grant a sublicense sufficient for the purposes of this Agreement.

1.35                           “New Digital Satellite Receiver” or “New Receiver” means those Digital Satellite Receivers set forth in Section 2 of Schedule 1 and such future Digital Satellite Receivers that: (i) are not a K Version Receiver; (ii) have not previously been: (a) manufactured by or on behalf of ETLLC; and (b) deployed to Licensee’s subscribers in production quantity, as of the date of this Agreement; and (iii) *** as are mutually agreed by the parties from time to time.

1.36                           “OEM Product” means: (i) any Digital Satellite Receiver that: (a) is manufactured by or on behalf of ETLLC; (b) is branded with an Approved OEM Brand Name; (c) is designed to be compatible only with the DISH Service; and (d) after being equipped with a Security Access Device is designed to be unable to receive, decode or descramble signals transmitted by satellite transponders that are not owned, leased, or controlled by Licensee or an Affiliate of Licensee; (ii) a Sling Product; (iii) a Digital Converter Box; or (iv) Accessories.  For clarity and the avoidance of doubt, a Digital Satellite Receiver which is specifically designed for a third party other than Licensee or an Affiliate of Licensee shall not be considered an OEM Product.

1.37                           “OEM Product Price” shall have the meaning set forth in Section 4.1.

1. 38                        “Other Party” shall have the meaning set forth in Section 10.2.

1.39                           “Programming” means the video and audio signals transmitted by DBS satellite transponders that are owned or controlled by Licensee or an Affiliate and are part of DISH Network’s regular programming services.

1. 40                        “Purchase Order” shall have the meaning set forth in Section 5.2.

1.41                           “Security Access Device” means the card or smart chip, which, through the use of a secure microprocessor, controls the ability of the OEM Product to access the Programming.

1.42                           “Sling Product” means those Sling products set forth in Section 4 of Schedule 1 or such other products generally made available by Sling Media, Inc. and its subsidiaries as are mutually agreed upon between the Parties from time to time.

1. 43                        “Subscriber Information” shall have the meaning set forth in Section 9.2.

1. 44                        “Taxes” shall have the meaning set forth in Section 14.1.

1.45                           “Term” means the duration of this Agreement as specified in Section 10.1.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

1.46                           “Territory” means the geographic boundaries of: (i) the United States of America; (ii) Puerto Rico; and (iii) any other territorial possession of the United States within DISH Network’s existing satellite footprint as of the date of this Agreement.

1. 47                        “Third Party Intellectual Property” shall have the meaning set forth in Section 13.2.1.

1.48                           “Third Party Mark” shall have the meaning set forth in Section 13.2.1.

1. 49                        “Third Party Vendor” shall have the meaning set forth in Section 13.3.

1. 50                        “Uncapped Claim” shall have the meaning set forth in Section 13.4.2.

1. 51                        “Warranty” shall have the meaning set forth in Section 6.1.1. ***

1.53                           “Warranty Period for Security Access Devices” shall have the meaning set forth in Section 6.4.

2.                                      MANUFACTURE AND SALE OF OEM PRODUCTS BY ETLLC

2.1                                 Manufacture.

2.1.1                        Manufacture.  ETLLC agrees to manufacture and sell OEM Products to Licensee during the Term, and Licensee has the right, but not the obligation, to purchase OEM Products from ETLLC during the Term, in accordance with and subject to the terms of this Agreement.  ETLLC may select and authorize any third party to manufacture OEM Products on ETLLC’s behalf. ***

2.2                                 Authorization; Territory.  Licensee shall be authorized to resell OEM Products within the Territory solely to: (i) retailers, distributors, installers and end users of DISH Network; and (ii) solely for use in conjunction with DISH Network in the Territory.  Licensee agrees that it shall not sell any OEM Product to: (a) any person or entity other than those authorized in clauses (i) and (ii) of the preceding sentence; (b) any person or entity who Licensee knows or has reason to know intends to use it, or resell it for use, in Canada or at any other location outside of the Territory; or (c) any person or entity who Licensee knows or has reason to know intends to use it, or resell it for use, in conjunction with a DBS service other than DISH Network.

2.3                                 Approved OEM Brand Names.  Upon request by Licensee, ETLLC shall manufacture the OEM Product with any of the Approved OEM Brand Names affixed to the bezel (front panel) of the OEM Products in accordance with Section 8 below; provided, however, that ETLLC shall have no obligation under this Section 2.3 unless at the time of such request Licensee issues and delivers to ETLLC a firm Purchase Order for not less than *** units of an OEM Product with an Approved OEM Brand Name requested by Licensee which has not been previously manufactured by ETLLC

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

hereunder.  At the request of Licensee, new Approved OEM Brand Names may be added upon prior written approval of ETLLC (which approval shall not be unreasonably withheld).  The provisions of Section 8.1 shall apply to the use of ETLLC Marks on or in connection with OEM Product delivered hereunder which include any Approved OEM Brand Name.

2.4                                 Costs.  Licensee shall be responsible, and shall pay ETLLC in advance, for all costs of labor and materials for the customization of an OEM Product with any Approved OEM Brand Name hereunder, including without limitation: (a) any tooling required; (b) silk-screening front panels of the satellite receivers; and (c) all costs in connection with the customization of any packaging for OEM Products.

2.5                                 Identical Products.  All OEM Products other than Sling Products and Digital Converter Boxes delivered hereunder to Licensee shall be identical in functionality and technical specifications to the DISH Systems, and shall be identical in appearance to the DISH Systems except for the placement of Approved OEM Brand Names on OEM Products pursuant to Section 2.3 above, as otherwise expressly provided herein and as otherwise mutually agreed by the parties in writing.

2.6                                 Freedom of Action.  Licensee acknowledges and agrees that this Agreement is non-exclusive in nature and that nothing in this Agreement shall prohibit or otherwise restrict ETLLC and/or any of their Affiliates from entering into an agreement with any third party concerning activities which are the same or similar activities to those contemplated in this Agreement, or any other activity.  ETLLC agrees that it shall not directly sell any OEM Product except for Sling Products or Digital Converter Boxes to any person or entity other than Licensee.

3.                                      TRADEMARK LICENSE AGREEMENT

3.1                                 Trademark License Agreement.  Licensee shall sign the Trademark License Agreement in ETLLC’s customary form.

4.                                      PRICE; PAYMENT TERMS; RELATED MATTERS

4.1                                 Price.  Licensee shall pay ETLLC for OEM Products in accordance with the pricing set forth in Schedule 4.1 (the “OEM Product Price”).***

4.3                                 Reserved.

4.4                                 Payment.  Except as otherwise agreed to by the parties, all invoices to Licensee hereunder shall be due, in immediately available funds, within *** days from the date of invoice, which shall be issued no earlier than the ship date for the OEM Products covered by the invoice.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

4.5                                 Taxes.  In addition to the prices Licensee pays for OEM Products, as provided above, Licensee is responsible for any and all sales, use, gross receipts, excise and other taxes applicable to the sale, use, transportation or addition to value of the OEM Products.

4.6                                 Shipping Costs.  Unless otherwise mutually agreed upon between the Parties, all OEM Products shall be shipped DDP (Destination Duty Paid) if international or DAP (Delivered at Place) on domestic shipments to Denver, Colorado or Atlanta, GA USA or such other terms or location mutually agreed upon between the parties.  Title of OEM Products purchased under this Agreement shall pass to Licensee upon delivery by ETLLC or its agent to the carrier for shipment thereof or at such other time as mutually agreed upon between the Parties.  Licensee shall be responsible for all costs of shipping and insurance of OEM Products. ETLLC shall have the sole responsibility to file any claims with the carrier for damage, missing items or otherwise, and Licensee shall have no liability or responsibility if ETLLC is unable to obtain full compensation for any loss from the claim.  ETLLC shall select the method of shipment and carrier; provided, however, that, in the event that ETLLC fails to make the necessary arrangements for shipment, ETLLC acknowledges and agrees that Licensee shall, without incurring any liability, have the option, in its sole discretion, to select the method of shipment and the carrier.

4.7                                 Default.  If Licensee defaults in any payment due ETLLC, or Licensee violates any term or condition of this Agreement or of any credit extended by ETLLC or any Affiliate to Licensee, ETLLC reserves the right to: (i) suspend any shipment to Licensee; (ii) require payment for shipments prior to shipment or delivery; and/or (iii) require payment of all unpaid balances prior to any shipment and payment for that shipment.  Exercise of any of the above rights by ETLLC shall not be construed as a limitation of ETLLC’s authority to exercise any other rights which ETLLC may have at law, in equity or pursuant to this Agreement.

4.8                                 Third Party License Fees.  The Parties acknowledge and agree that as of the Effective Date the OEM Product Price for Digital Satellite Receivers includes ***).  The Parties further acknowledge and agree that as of the Effective Date ***.

5.                                      ORDERS, SHIPMENT; FORECASTS; AND RETURNS

5.1                                 Forecast.  Each month during the Term, Licensee will send ETLLC a rolling forecast in accordance with the forecasting procedures set forth in Schedule 5.1 (the “Forecast”). Subject to the forecasting modification procedures set forth in Schedule 5.1, each Forecast shall be deemed a firm and binding commitment for the purchase of the OEM Products specified therein. The Forecast will be translated into a Purchase Order (as defined below), including the requested month of delivery, by Licensee in accordance with the Purchase Order procedures set forth in Schedule 5.1.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

5.2                                 Purchase Orders.  Licensee will order OEM Products by written purchase order (“Purchase Order”) issued during the Term in accordance with the procedures set forth in Schedule 5.1.  Purchase Orders of Licensee shall state only: (i) identity of goods; (ii) quantity of goods; (iii) OEM Product Price of goods; and (iv) requested month of delivery of goods.  Any additional terms stated in a Purchase Order shall not be binding upon ETLLC unless expressly agreed to in writing by ETLLC.  In the event of any conflict between the terms of a Purchase Order and the terms of this Agreement, the terms of this Agreement shall prevail.

5.3                                 Cancellations and Modifications.  Neither Party may cancel or modify any accepted Purchase Order, except with the prior written consent of the other Party.

5.4                                 Shipment.  Shipments will be made in standard shipping packages that have been approved by Licensee. All shipments will include a packing slip which lists items contained in the shipment by part number, descriptions (including the serial number and corresponding Security Access Device number for each OEM Product), quantity, and Purchase Order number. Not later than a reasonable time before the scheduled delivery dates, Licensee will notify ETLLC in writing of the specific shipping destinations and the specific quantity of OEM Products to be shipped to each destination, which Licensee agrees will be at least one full truckload per destination or such other minimum quantity as the parties may agree to from time to time in writing.

5.5                                 Shipment Dates; Quantities.  ETLLC will use reasonable commercial efforts to make shipments of OEM Products by the month specified in Purchase Orders accepted from Licensee; provided however, that ETLLC shall be permitted to modify shipping dates due to circumstances beyond ETLLC’s reasonable control. All deliveries are contingent on ETLLC or its third party manufacturer receiving timely shipment of necessary materials for production.  Within a reasonable time after ETLLC becomes aware that it will not be able to make shipment of all or a portion of the OEM Products by the month specified in a particular Purchase Order accepted from Licensee, ETLLC shall give Licensee notice setting forth an estimated delivery month.  Licensee shall have the right, but not the obligation to reduce the total quantity of OEM Products requested in that Purchase Order in accordance with the Purchase Order Modification procedures set forth in Schedule 5.1.

5.6                                 Partial Shipments.   Subject to Section 5.4, ETLLC reserves the right to ship OEM Products in a single or by multiple deliveries.  Except as expressly provided herein, failure of ETLLC to ship in the month requested in any Purchase Order shall not entitle Licensee to cancel or amend such order.  Subject to Section 5.4, ETLLC reserves the right to ship all or a portion of any Purchase Order, including partial Purchase Orders. Licensee shall pay for such portion of the shipment as is actually shipped.

5.7                                 Sale of OEM Products by ETLLC. While, subject to Section 5.5 and the purchase order modification procedures set forth in Schedule 5.1, Licensee’s obligation

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

to honor Purchase Orders submitted to ETLLC is absolute, in the event that Licensee breaches this obligation, then, in addition to all other remedies available to ETLLC under this Agreement, at law, in equity or otherwise, and notwithstanding anything to the contrary herein ETLLC and/or any of its Affiliates shall have the right, but not the obligation, to sell the OEM Products covered by the relevant Purchase Order(s) (“Excess Inventory”) without removing Licensee’s markings.

6.                                      WARRANTY

6.1                                 Warranty of OEM Products.

6.1.1                        General Warranty.  ETLLC warrants that each OEM Product will be free from defects in materials and workmanship (the “Warranty”) for a period *** (the “Warranty Period”).  The materials portion of this Warranty shall not apply to: (i) any OEM Product that is abused, damaged by external causes, altered or misused; or (ii) OEM Product damaged due to improper installation or use.  OEM Products shall be considered free from defects in workmanship if they are manufactured in accordance with ETLLC’s manufacturing workmanship standards (or those of any third party which manufactures the OEM Product on ETLLC’s behalf), conform to the product specifications, and successfully complete product acceptance tests for the product.

6.1.2                        Deadline for Claims; Disclaimer.  ALL CLAIMS FOR WARRANTY FULFILLMENT MUST BE RECEIVED BY ETLLC (OR ITS DESIGNEE) NO LATER THAN A REASONABLE PERIOD OF TIME AFTER THE EXPIRATION OF THE WARRANTY PERIOD FOR THE PRODUCT.  THIS WARRANTY IS THE ONLY WARRANTY GIVEN BY ETLLC.  ETLLC MAKES, AND LICENSEE RECEIVES, NO OTHER WARRANTY EITHER EXPRESS OR IMPLIED.  ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, ARE EXPRESSLY DISCLAIMED AND EXCLUDED HEREFROM.

6.1.3                        Exclusive Remedy.  Except as expressly set forth in Section 6.1.4, Licensee’s exclusive remedy for fulfillment of the Warranty shall be, at ETLLC’s option, repair by ETLLC at an ETLLC or third party facility of ETLLC’s choice, replacement of the defective OEM Product, or return of the OEM Product Price within a reasonable period of time after receipt of the OEM Product by ETLLC.***

6.2                                 Licensee’s Warranty Obligations.  In addition to the obligations of Licensee elsewhere in this Article 6, Licensee shall:

6.2.1                        receive at a Licensee facility all OEM Products returned for both in-warranty and out-of-warranty repair;

6.2.2                        submit a daily report to ETLLC listing the serial number of each OEM Product and corresponding Security Access Device number which have been

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

received by Licensee and for which the subscriber has received a replacement OEM Product and/or Security Access Device;

6.2.3                        for in-warranty and out-of-warranty returns, conduct, at its own expense, an initial review of the OEM Product to verify the existence of a defect;

6.2.4                        in the case of OEM Products for which no defect is found, take such actions as it deems appropriate and ETLLC shall have no liability hereunder;

6.2.5                        in the case of in-warranty OEM Products with defects which are covered by the Warranty and verified by Licensee, ship such OEM Products at Licensee’s expense, to an ETLLC or third party facility, as designated by ETLLC, for treatment in accordance with the Warranty in Section 6.1.1 above, with ETLLC responsible for all costs associated with the shipment of conforming OEM Products to Licensee’s facility to replace failed units covered by the Warranty;

6.2.6                        in the case of out-of-warranty OEM Products with defects verified by Licensee (including in-warranty OEM Products with defects not covered by the Warranty), Licensee shall take such actions as it deems appropriate and ETLLC shall have no liability hereunder;  and

6.2.7                        reimburse ETLLC, within a reasonable period of time the customary screening fee, and any out of pocket expenses of ETLLC to third parties, including but not limited to the costs of returning the OEM Product to Licensee, in relation to OEM Products returned by Licensee under the preceding subsections for which there was no problem found upon testing by ETLLC, or with respect to which problems were identified which are not covered by the Warranty.

6.3                                 Reserved.

6.4                                 ETLLC Security Access Device Warranty.

(a)                                  ETLLC warrants that any Security Access Devices purchased by Licensee from ETLLC in conjunction with an OEM Product shall be free from defects in materials and workmanship for the warranty period customarily provided by ETLLC to Licensee for like product (“Warranty Period for Security Access Devices”).  Licensee shall return defective Security Access Devices purchased by Licensee from ETLLC in conjunction with an OEM Product at Licensee’s expense.  If a Security Access Device purchased by Licensee from ETLLC in conjunction with an OEM Product is: (i) verified as having failed during the Warranty Period for Security Access Devices; (ii) returned to ETLLC by Licensee within a reasonable period of time after expiration of the Warranty Period for Security Access Devices; and (iii) confirmed as defective by ETLLC, Licensee’s exclusive remedy for fulfillment of this warranty shall be, at ETLLC’s option, for ETLLC to repair and return or replace and return conforming Security Access

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Devices to Licensee at no charge to Licensee, or refund Licensee the purchase price of such defective Security Access Devices.

(b)                                 THE LIMITED WARRANTY PROVIDED BY ETLLC FOR SECURITY ACCESS DEVICES IN SECTION 6.4 IS IN LIEU OF ALL OTHER WARRANTIES, WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR USE OR PURPOSE.  IN NO EVENT SHALL ETLLC BE LIABLE FOR ANY INDIRECT, EXEMPLARY, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOSS OF USE) ARISING OUT OF OR IN CONNECTION WITH THE SALE, USE OR PERFORMANCE OF ANY SECURITY ACCESS DEVICES AND REGARDLESS OF WHETHER SUCH DAMAGES ARE BASED UPON BREACH OF WARRANTY OR CONTRACT, NEGLIGENCE, STRICT LIABILITY OR ANY OTHER LEGAL THEORY.

(c)                                  Licensee agrees to provide ETLLC with a written report matching the identification number of each replacement Security Access Device with the serial number of the OEM Product into which it is installed prior to returning the OEM Product to the end-user.  In addition, Licensee shall notify ETLLC of the disposition and identification number of all Security Access Devices that Licensee has replaced but not returned to ETLLC within a reasonable time of such replacement.

7.                                      EXPORT RESTRICTIONS

Licensee acknowledges and understands that U.S. export laws relating to the OEM Products and Security Access Devices provided therewith may change from time to time in the future.  Licensee acknowledges that it is Licensee’s sole responsibility to be and remain informed of all U.S. laws relating to the export of OEM Products and Security Access Devices outside of the U.S.  Licensee further acknowledges and agrees that ETLLC has absolutely no obligation to update Licensee regarding the status of U.S. export laws or any other U.S. laws relating to the export of OEM Products or Security Access Devices outside of the U.S.  Without ETLLC giving any consent for export of the OEM Products or Security Access Devices and subject to territorial limitations of this Agreement, Licensee represents, warrants and covenants that: (i) prior to exporting or selling any OEM Products or Security Access Devices outside of the U.S., it will investigate all applicable U.S. laws relating to the export of OEM Products and Security Access Devices outside of the U.S.; (ii) it will not export or reexport any OEM Product or Security Access Device to Cuba, Iran, Iraq, Libya, North Korea, Sudan or Syria or any other any destination in any country prohibited by U.S. export laws governing OEM Products or Security Access Devices without the prior approval of the United States Government; and (iii) it will not use any OEM Product or Security Access Device directly or indirectly to support the design, development, production or use of nuclear, chemical or biological weapons or ballistic missiles.  Licensee is strictly prohibited from violating any U.S. law relating to the export or sale of OEM Products or Security Access Devices outside of the U.S.  Should Licensee export

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

or sell any OEM Product or Security Access Device outside of the U.S. in violation of this Agreement and/or U.S. law, this Agreement shall automatically terminate.

8.                                      TRADEMARKS

8.1                                 ETLLC’s Marks.

8.1.1                        In addition to the Approved OEM Brand Names affixed to the OEM Products under this Agreement, ETLLC shall have the right to affix such of the ETLLC Marks on or in connection with the OEM Products, including, but not limited to, on the Accessories and packaging and on the electronic on screen guide, in accordance with the usage guidelines for the ETLLC Marks or ETLLC’s User Interface Specification, as such guidelines and/or specification may change from time to time in ETLLC’s sole discretion.   ETLLC agrees that Licensee shall not be required to accept the use of the ETLLC Marks on the OEM Products in any manner inconsistent with the usage guidelines for the Licensee Marks and the terms of this Section 8.1 without the prior written consent of Licensee, which consent shall not be unreasonably withheld.

8.1.2                        Notwithstanding Section 8.1.1 above and Section 8.1.3 below, Licensee acknowledges and agrees that the ETLLC Marks customarily used and the minimum size and manner of placement requirements for the ETLLC Marks currently set forth in: (i) ETLLC’s trademark usage guidelines and User Interface Specification; and (ii) this Section 8.1.2, are consistent with Licensee’s usage guidelines for use in connection with the Licensee Marks, and may continue to be applied by ETLLC in the size and manner customarily used and set forth in ETLLC’s trademark usage guidelines and User Interface Specification respectively and this Section 8.1.2 for the Term, including any extensions thereto.  Specifically, and without limitation of the foregoing, Licensee agrees that ETLLC shall have the right for the duration of the Term and any extensions thereof to affix the ETLLC Marks on or in connection with the OEM Products, including without limitation on the Accessories and packaging and on the electronic program guide, such that the ETLLC Marks are displayed in a manner which is at least equally as prominent as the Approved OEM Brand Names affixed to the same.  In the event that Licensee desires to change its usage guidelines in a manner that would effect the rights granted to ETLLC by Licensee under this Section 8.1.2, the parties agree to discuss the possibility of altering the application of the ETLLC Marks, Licensee Marks and Third Party Marks to the OEM Products in such a manner as will be consistent with the new usage guidelines proposed by Licensee and insure to ETLLC as nearly as possible the same results to which ETLLC is entitled under this Section 8.1.2.

8.1.3                        Licensee agrees not to use any of the ETLLC Marks in any manner inconsistent with the usage guidelines for the ETLLC Marks and without the prior written consent of ETLLC, and, subject to Section 8.1.2 above, ETLLC agrees that Licensee shall not be required to use the ETLLC Marks in any manner inconsistent with the usage guidelines for the Licensee Marks without the prior written consent of Licensee

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

which consent shall not be unreasonably withheld.  Licensee shall not use any of the ETLLC Marks without the prior written consent of ETLLC, which consent ETLLC may withhold in its sole discretion.  Licensee expressly acknowledges and understands that ETLLC and its Affiliates claim to have the absolute ownership of, or right to allow Licensee to use, the ETLLC Marks.

8.1.4                        Regardless of whether ETLLC grants Licensee permission to use any ETLLC Mark, Licensee agrees that it will not in any way dispute or impugn the validity of any of the ETLLC Marks or registrations of the ETLLC Marks, nor the sole proprietary right of ETLLC and its Affiliates thereto, nor the right of ETLLC and its Affiliates to use or license the use of the ETLLC Marks in the Territory or elsewhere, either during the Term or at any time thereafter.  Licensee further agrees not to perform, either during the Term or at any time thereafter, any act or deed either of commission or of omission which is inconsistent with ETLLC or its Affiliates’  proprietary rights in and to the ETLLC Marks, whether or not the ETLLC Marks are registered.

8.2                                 Licensee’s Marks.

8.2.1                        ETLLC agrees not to use any of the Licensee Marks in any manner inconsistent with the usage guidelines for the Licensee Marks and without the prior written consent of Licensee, and Licensee agrees that ETLLC shall not be required to use the Licensee Marks in any manner inconsistent with the usage guidelines for the ETLLC Marks without the prior written consent of ETLLC which consent shall not be unreasonably withheld.  ETLLC shall not use any of the Licensee Marks without the prior written consent of Licensee, which consent Licensee may withhold in its sole discretion; provided however, that no consent shall be required for ETLLC or an Affiliate to sell Excess Inventory under Section 5.7 above, for which Licensee hereby grants to ETLLC and its Affiliates a license to the Licensee Marks and any Approved OEM Brand names only as necessary for the marketing and sale of such Excess Inventory.  ETLLC expressly acknowledges and understands that Licensee and its Affiliates claim to have the absolute ownership of, or right to allow ETLLC to use, the Licensee Marks.

8.2.2                        Regardless of whether Licensee grants ETLLC permission to use any Licensee Mark, ETLLC agrees that it will not in any way dispute or impugn the validity of any of the Licensee Marks or registrations of the Licensee Marks, nor the sole proprietary right of Licensee and its Affiliates thereto, nor the right of Licensee and its Affiliates to use or license the use of the Licensee Marks in the Territory or elsewhere, either during the Term or at any time thereafter.  ETLLC further agrees not to perform, either during the Term or at any time thereafter, any act or deed either of commission or of omission which is inconsistent with Licensee or its Affiliates proprietary rights in and to the Licensee Marks, whether or not the Licensee Marks are registered.

8.3                                 Third Party Trademarks.  Licensee may also request that ETLLC affix to the OEM Products the “DVB”, “MPEG 2” and “MPEG 4” standard trademarks, provided that no third party trademarks shall be more than half as large as the Licensee and

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

ETLLC trademarks.  Licensee recognizes and understands that ETLLC may not have authority to grant Licensee any rights to affix the “DVB”, “MPEG 2” and “MPEG 4” standard trademarks to an OEM Product, and Licensee shall be solely responsible for securing the entitlement of such rights with the applicable rights holders.  Licensee hereby acknowledges that, in the future, ETLLC may be obligated to affix the trademarks, service marks or trade names of the owners of third party technology that is presently, or at some time in the future, incorporated into the OEM Product, and Licensee hereby grants its approval for ETLLC to affix any such trademarks, service marks or trade names to the OEM Product subject to the size requirements set forth above, unless the parties mutually agree otherwise.

9.                                      CONFIDENTIAL AND PROPRIETARY INFORMATION

9.1                                 General.  At all times during the Term and for a period of *** years thereafter, the parties and their employees will maintain, in confidence, the terms and provisions of this Agreement, as well as all data, summaries, reports or information of all kinds, whether oral or written, acquired, devised or developed in any manner from the other party’s personnel or files, or as a direct or indirect result of a party’s actions or performance under this Agreement, and each party represents that it has not and will not reveal the same to any persons not employed by such party, except: (i) at the written direction of the party which is the owner of such information; (ii) to the extent necessary to comply with law, the valid order of a court of competent jurisdiction or the valid order or requirement of a governmental agency or any successor agency thereto, in which event the disclosing party shall notify the owner of the information in advance, prior to making any disclosure, and shall seek confidential treatment of such information; (iii) as part of its normal reporting or review procedure to its parent company, its auditors and its attorneys, provided such parent company, auditors and attorneys agree to be bound by the provisions of this paragraph; or (iv) to the extent necessary to permit the performance of obligations under this Agreement.

9.2                                 Subscriber Information.  All subscribers who subscribe to any of the Programming and/or any other programming services offered by Licensee and/or any of its Affiliates shall be deemed customers of Licensee for all purposes relating to programming services (including without limitation video, audio and data services) and the hardware necessary to receive programming services.  ETLLC acknowledges and agrees that the names, addresses and other identifying information of such subscribers (“Subscriber Information”) are as between ETLLC and Licensee, with respect to the delivery of programming services and the hardware necessary to receive programming services, proprietary to Licensee, and shall be treated with the highest degree of confidentiality by ETLLC.  ETLLC will not directly or indirectly use any Subscriber Information for the purpose of soliciting, or to permit any others to solicit, such subscribers to subscribe to any other programming services or to promote the sale of any hardware product used in connection with programming services, and ETLLC shall under no circumstance directly or indirectly reveal any Subscriber Information to any third party for any reason without the express prior written consent of Licensee, which

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Licensee may withhold in its sole and absolute discretion; provided, however, that nothing shall prohibit ETLLC from utilizing its own customer list for its general business operations unrelated to the delivery and/or promotion of programming services or the sale of any product used in conjunction with programming services.  The provisions of this Section 9.2 shall survive termination or expiration of this Agreement indefinitely.

9.3                                 Equitable Relief.  ETLLC agrees that a breach of the obligations set forth in this Section 9 will result in the substantial likelihood of irreparable harm and injury to the Licensee or its Affiliates for which monetary damages alone would be an inadequate remedy, and which damages are difficult to accurately measure.  Accordingly, ETLLC agrees that Licensee and its Affiliates (or either of them) shall have the right, in addition to any other remedies available, to obtain immediate injunctive relief (without the necessity of posting or filing a bond or other security) to restrain the threatened or actual violation hereof by the ETLLC, its Affiliates, its employees and agents, as well as other equitable relief allowed by the federal and state courts. The foregoing is agreed to without prejudice to the Licensee and its Affiliates (or either of them) to exercise any other rights and remedies they may have, including without limitation, the right to terminate this Agreement and seek damages or other legal or equitable relief.  The provisions of this Section 9.3 shall survive termination or expiration of this Agreement indefinitely.

9.4                                 Economic Benefits Derived Held in Trust.  In the event that ETLLC derives an economic benefit, in any form, from a violation of its obligations under Section 9.2, it is hereby agreed that such economic benefit is the property of Licensee and that ETLLC shall deliver the cash value of the economic benefit to Licensee immediately upon receipt of the economic benefit.  It is further agreed that ETLLC shall hold such economic benefit in trust for the benefit of Licensee until such time as its cash value is delivered to Licensee.  The foregoing is agreed to without prejudice to Licensee to exercise any other rights and remedies it may have, including without limitation, the right to terminate this Agreement and seek damages or other legal or equitable relief. The provisions of this Section 9.4 shall survive termination or expiration of this Agreement indefinitely.

10.                               TERM AND TERMINATION

10.1                           Term.  This Agreement shall commence on the date first written above and shall continue until December 31, 2014 (the “Initial Term”) unless terminated sooner as provided in this Agreement.  Licensee shall have the exclusive right, but not the obligation, to extend this Agreement for one (1) additional year (a “Renewal Term”, and collectively with the Initial Term, the “Term”), upon submission of written notice to ETLLC no less than one hundred eighty (180) calendar days prior to expiration of the current Term.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

10.2                           Termination By Either Party Upon Default.  This Agreement may be terminated by a party (the “Affected Party”) upon the occurrence of any of the following with respect to the other party (the “Other Party”):

10.2.1                  The Other Party commits a payment default which is not cured within *** days of receipt of written notice from the Affected Party.

10.2.2                  The Other Party defaults on any obligation or breaches any representation, warranty or covenant in this Agreement (regardless of whether breach or default of such obligation, representation, warranty or covenant is designated as giving rise to a termination right), and such default or breach is not cured within *** days of receipt of written notice from the Affected Party.  The parties agree that all obligations, representations, warranties and covenants contained in this Agreement, whether or not specifically designated as such, are material to the agreement of the parties to enter into and continue this Agreement.

10.3                           Termination by ETLLC.  ETLLC may terminate this Agreement upon written notice to Licensee at any time in case of: (i) acquisition of Licensee, directly or indirectly, by a third party, or the merger of Licensee with a third party, which in either case manufactures set-top boxes (this Section 10.3 will not apply to an acquisition of Licensee by, or the merger of Licensee with, an Affiliate of Licensee; provided that such Affiliate is not a direct or indirect manufacturer of set-top boxes); (ii) Licensee’s falsification of any material records or reports required hereunder; or (iii) a material breach, as determined in ETLLC’s sole judgment, by Licensee of the confidentiality provisions contained in Section 9 above.

10.4                           Purchase During Notice Period.  During any notice and cure period under Section 10.2, ETLLC will determine in its sole judgment the amount of OEM Products, if any, Licensee may purchase.

10.5                           Termination for Convenience by Licensee.  Licensee may terminate this Agreement for any or no reason by providing ETLLC not less than sixty (60) days prior written notice setting forth the termination date for this Agreement.

10.6                           Payment, Forfeiture and Cancellation.  Upon expiration or termination of this Agreement for any reason, all sums due ETLLC must be immediately paid.  Any credit or allowance under any cooperative or incentive program or other promotion (including any credit or allowance against the future purchase of OEM Products) which has not been applied by such date shall be forfeited unless otherwise expressly provided in the program or promotion, and all orders in process may at ETLLC’s option be deemed canceled unless in transit or paid for in advance by Licensee.  ETLLC and Licensee hereby waive all claims against each other in connection with such forfeiture and cancellation.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

10.7         Survival of Certain Obligations. Termination or expiration of this Agreement for any reason shall not terminate any obligation or liability of one party to the other which is specified in this Agreement to expressly survive termination or expiration, which arises by operation of law or which logically is to be performed after termination or expiration, nor preclude or foreclose recovery of damages or additional remedies available to any party under applicable law, except as otherwise provided in this Agreement.

11.          REPRESENTATIONS AND WARRANTIES

11.1         Representations, Warranties and Covenants of Licensee. Licensee represents, warrants and covenants, as follows, which representations, warranties and covenants shall survive the execution of this Agreement:

11.1.1      Licensee has the right and authority to enter into this Agreement and the execution, delivery and performance by Licensee of this Agreement have been duly authorized by all requisite corporate action and will not violate any provision of Licensee’s articles of organization, or any provision of any agreement by which Licensee is bound or affected.

11.1.2      Licensee acknowledges the applicability of U.S. export control regulations which prohibit the sale, export, reexport or diversion of certain products and technology to certain countries, and will not sell, export or reexport any of the OEM Products, in the form received, or as modified or incorporated into other equipment, except as permitted under this Agreement and authorized by such regulations.

11.1.3      Licensee is not, nor at any time will it be, in violation of any applicable Law by entering into and undertaking the performance of this Agreement and in performing its obligations pursuant to this Agreement.  Licensee agrees to comply with any and all applicable laws.

11.1.4      Licensee shall provide to ETLLC such adequate assurances as ETLLC may require from time to time in order to ensure that the requirements of this Section 11.1 have been met, and will continue to be met on an ongoing basis, by Licensee.

11.1.5      Except as otherwise expressly stated in this Agreement, Licensee makes no other representations or warranties, either express or implied, statutory or otherwise, and all such warranties are hereby excluded except to the extent such exclusion is absolutely prohibited by law.

11.2         Representations, Warranties and Covenants of ETLLC. ETLLC represents, warrants and covenants as follows, which representations, warranties and covenants shall survive the execution of this Agreement:

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

11.2.1      ETLLC has the right and authority to enter into this Agreement and the execution, delivery and performance by ETLLC of this Agreement have been duly authorized by all requisite corporate action and will not violate any provision of ETLLC’s articles of organization, or any provision of any agreement by which ETLLC is bound or affected.

11.2.2      ETLLC is the beneficial owner of Intellectual Property created independently by it, and such Intellectual Property is not subject to any covenant or other restriction preventing or limiting ETLLC’s right to manufacture the OEM Products as contemplated by this Agreement.

11.2.3      ETLLC is not, nor at any time will it be, in violation of any applicable Law by entering into and undertaking the performance of this Agreement and in performing their obligations pursuant to this Agreement.  ETLLC agrees to comply with any and all applicable Laws.

11.2.4      ETLLC shall provide to Licensee such adequate assurances as Licensee may require from time to time in order to ensure that the requirements of this Section 11.2 have been met, and will continue to be met on an ongoing basis, by ETLLC.

11.2.5      Except as otherwise expressly stated in this Agreement, ETLLC makes no other representations or warranties, either express or implied, statutory or otherwise, and all such warranties are hereby excluded except to the extent such exclusion is absolutely prohibited by law.

12.          LIMITATION OF LIABILITY

12.1         Limitation.  IN NO EVENT SHALL ANY PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, EXEMPLARY, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOSS OF USE OR LOST BUSINESS, REVENUE, PROFITS OR GOODWILL) ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, TERMINATION OR ANY OTHER MATTER RELATED HERETO.  IN ADDITION TO AND WITHOUT LIMITATION OF THE FOREGOING, ETLLC SHALL HAVE NO LIABILITY OR RESPONSIBILITY TO LICENSEE OR ANYONE CLAIMING THROUGH LICENSEE FOR ANY LOSS OR DAMAGE (INCLUDING, GENERAL, INDIRECT, SPECIAL, EXEMPLARY, INCIDENTAL AND CONSEQUENTIAL DAMAGES) ARISING OUT OF ANY FAILURE OR DELAY IN SHIPMENT, LATE SHIPMENT, OR DELIVERY OF ALL OR ANY PART OF ANY ORDER.

12.2         Risk Allocation.  The parties agree that each and every provision of this Agreement which provides for a limitation of liability, disclaimer of warranties or exclusion of damages is expressly intended to be severable and independent of any other provision since they represent separate elements of risk allocation between the

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

 parties and shall be separately enforced. This Section 12.2 shall expressly survive the expiration or termination of this Agreement.

13.          INDEMNIFICATION

13.1         General Indemnity

13.1.1      By Licensee. In addition to the intellectual property indemnity in Section 13.2.1 below, Licensee shall defend, indemnify and hold ETLLC and its Affiliates, and any and all of its and their respective officers, directors, shareholders, employees, agents and representatives, and any and all of its and their assigns, successors, heirs and legal representatives (collectively the “ETLLC Group”), harmless from and against any and all claims, demands, litigation, settlements, judgments, damages, liabilities, costs and expenses (including, but not limited to, reasonable attorneys’ fees) incurred by the ETLLC Group arising directly out of: (i) a breach or default of any obligation, representation, warranty or covenant of Licensee hereunder; (ii) manufacture and sale to Licensee of OEM Products bearing, or use by ETLLC or an Affiliate of, any Approved OEM Brand Name on or in connection with the OEM Products as permitted by this Agreement; and (iii) any claims of third parties otherwise arising out of or in connection with the marketing, promotion, sale and distribution of OEM Products.

13.1.2      By ETLLC.  In addition to the intellectual property indemnity in Section 13.2.2 below, ETLLC shall defend, indemnify and hold Licensee and its Affiliates, and any and all of its and their respective officers, directors, shareholders, employees, agents and representatives, and any and all of its and their assigns, successors, heirs and legal representatives (collectively the “Licensee Group”), harmless from and against any and all claims, demands, litigation, settlements, judgments, damages, liabilities, costs and expenses (including, but not limited to, reasonable attorneys’ fees) incurred by the Licensee Group arising directly out of: (i) a breach or default of any obligation, representation, warranty or covenant of ETLLC hereunder; and (ii) any claim whatsoever of product liability with respect to the OEM Products.

13.2         Intellectual Property Indemnity

13.2.1      By Licensee.

(a)           Licensee, at its own expense, shall defend any suit brought against ETLLC insofar as based upon a claim that: (i) the OEM Product(s), as such, directly infringes any third party trademark, trade name or service mark (“Third Party Mark”) due to any trademark, trade name or service mark affixed to the OEM Products at Licensee’s request; or (ii) the Digital Converter Box(es), as such, directly infringes any third party patent, copyright, trademark, service mark, trade secret, mask work or other intellectual or industrial property right (“Third Party Intellectual Property”)

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

*** , and Licensee shall indemnify ETLLC against any final award of damages or costs in such suit. This indemnity is conditional upon ETLLC giving Licensee prompt notice in writing of any suit for such infringement.

(b)           Subject to Section 13.4.2.2, no cost or expense shall be incurred on behalf of Licensee without its written consent.

(c)           Except as otherwise agreed to by the parties, Licensee’s liability under Section 13.2.1(a) shall be limited to US $2,500,000.00 per occurence or US $5,000,000.00 in the aggregate.

(d)           Subject to Section 13.4.2.2, the foregoing states the entire liability of Licensee in connection with infringement of: (i) a Third Party Mark by an OEM Product; or (ii) any Third Party Intellectual Property by a Digital Converter Box, and except as stated in this clause, Licensee will not be liable for any loss or damage of whatever kind (including in particular any incidental, indirect, special or consequential damage) suffered by ETLLC in respect of the infringement of any Third Party Intellectual Property by an OEM Product.

13.2.2      By ETLLC.

(a)           Except as otherwise agreed to by the parties, ETLLC, at its own expense, shall defend any suit brought against Licensee insofar as based upon a claim that an OEM Product directly infringes (excluding any claims for which Licensee has an indemnity obligation pursuant to Section 13.2.1(a)) any Third Party Intellectual Property and shall indemnify Licensee against any final award of damages or costs in such suit. This indemnity is conditional upon Licensee giving ETLLC prompt notice in writing of any suit for such infringement.

(b)           Subject to Section 13.4.2.2, no cost or expense shall be incurred on behalf of ETLLC without its written consent.

(c)           Except as otherwise agreed to by the parties, in the event that a OEM Product is in such suit held to constitute infringement, ETLLC at its own election and at its own expense may either procure for Licensee the rights to continue the sale of a OEM Product or modify a OEM Product so that it becomes non-infringing.***

(f)            Except as otherwise agreed to by the parties, ETLLC’s liability under Section 13.2.2(a) shall be limited to US $2,500,000.00 per occurence or US $5,000,000.00 in the aggregate.

(g)           Subject to Section 13.4.2.2, except as otherwise agreed to by the parties, the foregoing states the entire liability of ETLLC in connection with infringement of Third Party Intellectual Property by the OEM Products and except as stated in this clause, ETLLC will not be liable for any loss or damage of whatever kind (including in particular any incidental, indirect, special or consequential damage) suffered by Licensee or any other person in respect of the infringement of any Third Party Intellectual Property. ***

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

13.4         Indemnification Procedure.

13.4.1      Notice.  The party seeking indemnification (the “Indemnified Party”) shall promptly notify the party from whom indemnification is being sought (the “Indemnifying Party”).

13.4.2      Control of Proceeding.

13.4.2.1   ***With respect to any Claim for which indemnification is sought pursuant to Section 13.1 ***, the Indemnifying Party shall be entitled to have the exclusive conduct of and/or settle all negotiations and litigation arising from *** and the Indemnified Party shall, at the Indemnifying Party’s request and expense, give the Indemnifying Party all reasonable assistance in connection with those negotiations and litigation.  The Indemnified Party shall not make any formal, written admission as to liability or agree to any settlement of or compromise *** without the prior written consent of the Indemnifying Party, and in the event that the Indemnified Party does so without the prior written consent of the Indemnifying Party, the Indemnifying Party shall have no further obligations under this Section 13 with respect to *** at issue.

13.4.2.2    ***With respect to any Claim for which indemnification is sought pursuant to Section 13.2 ***, the Indemnified Party shall be entitled to have the exclusive conduct of and/or settle all negotiations and litigation arising from *** and the Indemnifying Party shall give the Indemnified Party all reasonable assistance in connection with those negotiations and litigation; provided, however, that the Indemnified Party may not make any formal, written admission as to liability or settle any *** without the prior written approval of the Indemnifying Party (which approval the Indemnifying Party may withhold in its sole discretion), and in the event that the Indemnified Party does so without the prior written consent of the Indemnifying Party ***.

13.5         Relationship to Prior Receiver Agreement.  Any OEM Product purchased pursuant to a Purchase Order accepted between January 1, 2008 and December 31, 2011 shall be governed by the Prior Receiver Agreement.  Any OEM Product purchased pursuant to a Purchase Order accepted on or after January 1, 2012 shall be governed by this Agreement. With respect to any Claim for which indemnification is sought relating to a matter arising under both the Prior Receiver Agreement and this Agreement, the Parties shall mutually agree on how such Claim shall be allocated between the Prior Receiver Agreement and this Agreement.  Any such allocated Claim shall be subject to the terms and conditions of the agreement to which it is allocated, including, without limitation, the limitation of liability set forth therein.

14.          GENERAL

14.1         Taxes. Any and all payments required to be made by Licensee to ETLLC under this Agreement are exclusive of any tax, levy or similar governmental charge (“Taxes”) that may be assessed against Licensee by any jurisdiction.  In the event that, under the laws of any jurisdiction, Licensee is required to withhold Taxes on any such

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

payment (with the exception for income Taxes assessed against ETLLC, or any Affiliate thereof), the amount of the payment will be automatically increased so that the amount actually remitted to ETLLC, net of all Taxes, equals the amount invoiced or otherwise due.  Licensee shall forthwith pay any amounts deducted or withheld from such payments to the relevant taxing or other authority in accordance with applicable law.  Within *** days after the date of any payment of Taxes, Licensee will furnish to ETLLC a copy of a receipt evidencing payment thereof.

14.2         Remedies Cumulative.  It is agreed that the rights and remedies herein provided in case of default or breach of this Agreement are cumulative and shall not affect in any manner any other remedies that any party may have by reason of such default or breach.  The exercise of any right or remedy herein provided shall be without prejudice to the right to exercise any other right or remedy provided herein, at law, or in equity.

14.3         Notice.  Any notice to be given hereunder shall be in writing and shall be sent by facsimile transmission, or by first class certified mail, postage prepaid, or by overnight courier service, charges prepaid, to the party notified, addressed to such party at the following address, or sent by facsimile to the following fax number, or such other address or fax number as such party may have substituted by written notice to the other party. The sending of such notice with confirmation of receipt thereof (in the case of facsimile transmission) or receipt of such notice (in the case of delivery by mail or by overnight courier service) shall constitute the giving thereof:

If to Licensee:	***
Attn: General Counsel
Fax: ***

If to ETLLC:	***
Attn: ***
Fax: ***

and to
Attn: General Counsel
Fax: ***

14.4         Independent Contractors. This Agreement and the transactions contemplated hereby are not intended to create an agency, partnership or joint venture relationship between the parties, or confer any benefit on any third party. All agents and employees of each party shall be deemed to be that party’s agents and employees exclusively, and the entire management, direction, and control thereof shall be vested exclusively in such party. Each party, its agents and employees, shall not be entitled to any benefits, privileges or compensation given or extended by the other party to its employees.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

14.5         Waiver.  The failure or delay of either party to exercise any right hereunder shall not be deemed to be a waiver of such right, and the delay or failure of either party to give notice of, or to terminate this Agreement for, breach or default shall not be deemed to be a waiver of the right to do so for that or any subsequent breach or default or for the persistence in a breach or default of a continuing nature.

14.6         Choice of Law and Exclusive Jurisdiction.

14.6.1      This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Colorado and the United States of America, without giving effect to the conflict of law provisions thereof.  The parties acknowledge and agree that they and their counsel have reviewed, or have been given a reasonable opportunity to review, this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or Schedules hereto.

14.6.2      Except as otherwise agreed to by the parties, any and all disputes arising out of, or in connection with, the interpretation, performance or the nonperformance of this Agreement or any and all disputes arising out of, or in connection with, transactions in any way related to this Agreement and/or the relationship between the parties established by this Agreement (including but not limited to the termination of this Agreement or the relationship or disputes under rights granted pursuant to statutes or common law, including those in the country in which Licensee is located) shall be litigated solely and exclusively before the United States District Court for the District of Colorado.  The parties consent to the in personam jurisdiction of said court for the purposes of any such litigation, and waive, fully and completely, any right to dismiss and/or transfer any action pursuant to 28 U.S.C.A. 1404 or 1406 (or any successor statute).  In the event the United States District Court for the District of Colorado does not have subject matter jurisdiction of said matter, then such matter shall be litigated solely and exclusively before the appropriate state court of competent jurisdiction located in Arapahoe County, State of Colorado.

14.7         Entire Agreement. Subject to Section 13.5, this Agreement sets forth the entire, final and complete understanding between the parties hereto relevant to the subject matter of this Agreement, and it supersedes and replaces all previous understandings or agreements, written, oral, or implied, relevant to the subject matter of this Agreement made or existing before the date of this Agreement.  Except as expressly provided by this Agreement, no waiver or modification of any of the terms or conditions of this Agreement shall be effective unless in writing and signed by both parties.  Subject to Section 13.5, in the event of any conflict between the terms and conditions of this Agreement and the terms and conditions of any other agreement entered into by the Parties or their Affiliates relating to the subject matter hereof, including without limitation that certain Separation Agreement dated as of December 31, 2007 by and between DISH Network Corporation (formerly known as EchoStar

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Communications Corporation) and EchoStar Corporation (formerly known as EchoStar Holding Corporation), the terms and conditions of this Agreement shall prevail.

14.8         Force Majeure. Neither party shall be liable to the other party for nonperformance or delay in performance of any of its obligations under this Agreement due to causes reasonably beyond its control or which cause makes performance a commercial impracticability, including: (i) materials or part shortages and software discrepancies or anomalies (provided such shortages, discrepancies, or anomalies are not reasonably within the control of ETLLC); and (ii) acts of God, fire, explosion, flood, windstorm, earthquake, trade embargoes, strikes, labor troubles or other industrial disturbances, accidents, governmental regulations, riots, and insurrections (“Force Majeure”).  Upon the occurrence of a Force Majeure condition, the affected party shall immediately notify the other party with as much detail as possible and shall promptly inform the other party of any further developments.  Immediately after the Force Majeure event is removed or abates, the affected party shall perform such obligations with all due speed.  Neither party shall be deemed in default of this Agreement if a delay or other breach is caused by a Force Majeure event.  If a Force Majeure event is expected to continue for more than *** months, any party may terminate this Agreement by providing *** days prior written notice to the other party.  Such termination shall be without any continuing liabilities or obligations on the part of one party to the other of any kind except as expressly set forth herein.

14.9         Severability. If any term or provision herein, or the application thereof to any person, entity, or circumstances shall to any extent be invalid or unenforceable in any pertinent jurisdiction, the remainder hereof shall not be affected thereby but shall be valid and enforceable as if the invalid term or provision were not a part hereof.

14.10       Headings. The descriptive headings contained in this Agreement are included for convenience and reference only and shall not be held to expand, modify, amplify or aid in the interpretation, construction or meaning of this Agreement.

14.11      Assignment.  Subject to Section 10.3, Licensee may assign its rights and delegate its duties under this Agreement in whole or in part at any time; provided, however, that, in the event that Licensee assigns this Agreement to a non-Affiliate, the assignee must be at least as creditworthy as Licensee at the time they originally executed this Agreement.  ETLLC may not assign any rights or delegate any duties under this Agreement without Licensee’s prior written consent, which consent shall not be unreasonably withheld, except to an Affiliate of ETLLC; provided, however, that, such Affiliate is: (i) at least as creditworthy as ETLLC at the time it originally executed this Agreement; and (ii) is not a direct or indirect provider of direct to home programming. Any attempt to assign the Agreement without such consent shall be void.  This Agreement will bind and inure to the benefit of the parties and their respective successors and permitted assigns.

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14.12       Compliance with Law.  The parties shall comply with, and agree that this Agreement is subject to, all applicable federal, state, and local laws, rules and regulations, and all amendments thereto, now enacted or hereafter promulgated in force during the Term.

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized officers or representatives as of the date first written above.

ECHOSTAR TECHNOLOGIES L.L.C.

By:
Name:
Title:

ECHOSPHERE L.L.C.

By:
Name:
Title:

Signature Page to Receiver Agreement

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Schedule 1

OEM Products

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Schedule 4.1

OEM Product Price

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Schedule 4.8

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Schedule 5.1

Forecasts

1.  Forecast Procedures.  Unless otherwise agreed to by the Parties, Licensee will use commercially reasonable efforts to provide ETLLC, on a monthly basis, a Forecast setting forth a rolling estimate of the type and quantity of OEM Products Licensee expects to purchase over the next *** period.  ***

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Schedule 6.1.4

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***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.